PGF PROXY COVER

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12



                          PROGRESSIVE RETURN FUND, INC.
------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                n/a
------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[X ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                          PROGRESSIVE RETURN FUND, INC.
                   383 Madison Avenue New York, New York 10179

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held On Friday, April 11, 2003

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Progressive Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the fifth floor conference room at One West Pack Square, Asheville, North Carolina 28801 on April 11, 2003, at 11:00 a.m. for the following purposes:

         1. To elect three Class III Directors to hold office until the year 2006 Annual Meeting of Stockholders (Proposal 1); and

         2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 18, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report, (a copy of which is included with this proxy statement), may be ordered free of charge to any stockholder by writing to the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect
(212) 272-2093.

                                        By Order of the Board of Directors,

                                        Thomas R. Westle Secretary
                                        Dated March 3, 2003

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

 1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

 2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


Corporate Accounts                                Valid Signature
------------------                                ---------------

(1) ABC Corp..................................... ABC Corp. (by John Doe,
                                                  Treasurer)
(2) ABC Corp..................................... John Doe, Treasurer
(3) ABC Corp.  c/o John Doe, Treasurer........... John Doe
(4) ABC Corp. Profit Sharing Plan ............... John Doe, Trustee

Trust Accounts
--------------

 (1) ABC Trust .................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d/ 12/28/78 ....... Jane B. Doe

Custodial or Estate Accounts
----------------------------

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA................ John B.Smith
(2) John B. Smith ............................... John B. Smith, Jr., Executor

                          PROGRESSIVE RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                     ---------------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                      to be held on Friday, April 11, 2003
                      ------------------------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Progressive Return Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2003 (the "Meeting") to be held at the fifth floor conference room at One West Pack Square, Asheville, North Carolina 28801 on April 11, 2003, at 11:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about March 3, 2003.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Glenn W. Wilcox, Sr., Scott
B. Rogers, and Gary A. Bentz as the nominees for Class III Directors.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the outstanding shares of common stock of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

                                                         1
         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 18, 2003 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 18, 2003 was 1,152,525. The Fund is a closed-end, non-diversified management investment company.

         Copies of the Fund's most recent annual report, (a copy of which is included with this proxy statement), may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-2093. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to stockholders on or about March 3, 2003.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years, and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. At a Board of Directors meeting held on December 2, 2002, the Board increased the number of Directors to seven and appointed Mr. Gary A. Bentz to fill the additional director position until the year 2003 Annual Meeting of Stockholders.

         At the Meeting, stockholders will be asked to elect three Class III Directors to hold office until the year 2006 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class I Directors, currently consisting of Messrs. Thomas H. Lenagh and Andrew A. Strauss, expires at the year 2004 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class II Directors, Messrs. Ralph W. Bradshaw and Edwin Meese III expires at the year 2005 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified.

         At the Meeting, stockholders will be asked to vote for the election of Messrs. Glenn W. Wilcox, Sr., Scott B. Rogers, and Gary A. Bentz as Class III Directors to serve until the year 2006 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified. If elected by the stockholders of the Fund, Mr. Bentz will be considered an "Interested Person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of his relationship with Cornerstone Advisors, Inc., the investment manager of the Fund.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Glenn W. Wilcox, Sr., Scott B. Rogers, and Gary A. Bentz. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the names, addresses, ages, and principal occupations of each of the nominees for election as Class III Directors:

                                           NOMINEES

                                                                                   Directorships held by
                                           Term of                                 Nominee for Director
Name, Address and             Position(s)  Office      Principal Occupation        outside of Fund
Age                           with Fund    Since       during past 5 years         Complex*
----------------------------------------------------------------------------------------------------------
INDEPENDENT NOMINEES:
Glenn W. Wilcox, Sr.          Director     2000        Chairman of the Board       Director of The
(71)                                                   and Chief Executive         SmallCap Fund, Inc.
One West Pack Square                                   Officer of Wilcox Travel    and Wachovia Corp.;
Suite 1700                                             Agency; and Director of     Board Trustee and
Asheville, NC 28801                                    the Funds within the Fund   Chairman of
                                                       Complex.                    Appalachian State
                                                                                   University; Board
                                                                                   Trustee and Director,
                                                                                   Mars Hill College;
                                                                                   Director, Champion
                                                                                   Industries, Inc.; and
                                                                                   Chairman, Tower
                                                                                   Associates, Inc. (a real
                                                                                   estate venture).

Scott B. Rogers (47)          Director     2000        Chief Executive Officer,    Director of A-B Vision
30 Cumberland Ave.                                     Asheville Buncombe          Board; Chairman and
Asheville, NC 28801                                    Community Christian         Director, Recycling
                                                       Ministry; and President,    Unlimited and
                                                       ABCCM Doctor's              Interdenominational
                                                       Medical Clinic;             Ministerial Alliance;
                                                       Appointee, NC               and Director,
                                                       Governor's Commission       Southeastern
                                                       on Welfare to Work; and     Jurisdiction Urban
                                                       Director of the Funds       Networkers.
                                                       within the Fund Complex.

NON-INDEPENDENT NOMINEE:
Gary A. Bentz** (46)          Director,    Director    Chief Financial Officer of
One West Pack Square          Vice         (2002);     Cornerstone Advisors,
Suite 1650                    President    Officer     Inc., Director, Vice
Asheville, NC 28801           and          (2001)      President and Treasurer of
                              Treasurer                the Funds within the Fund
                                                       Complex; Financial
                                                       Consultant; CPA; and
                                                       Chief Financial Officer of
                                                       Deep Discount Advisors,
                                                       Inc. (1993-2000).


--------------
* The Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc. (f/k/a The EIS Fund, Inc.) all of which are managed by Cornerstone Advisors, Inc. During the Fund Complex also included The Cornerstone Strategic Return the calendar year, Fund, Inc., until it merged out of existence on October 31, 2002.

** Mr. Bentz is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.

                          REMAINING BOARD OF DIRECTORS

     The following tables set forth the names, ages and principal occupations of each of the remaining Directors of the Fund:

                             Term
                              of                                Directorships held by
Name, Address  Position(s)  Office    Principal Occupation      Director outside of the Fund
and Age        with Fund    Since     during past 5 years       Complex
-------------------------------------------------------------------------------------------------
CLASS I INDEPENDENT DIRECTORS SERVING UNTIL THE YEAR 2004 ANNUAL MEETING.

Andrew A.      Director     2000      Attorney and senior       Director of The SmallCap
Strauss                               member of Strauss &       Fund, Inc., Memorial Mission
(49)                                  Associates, P.A.,         Hospital Foundation,
77 Central                            Attorneys, Asheville and  Deerfield Episcopal
Avenue                                Hendersonville, N.C.;     Retirement Community, and
Suite F                               previous President of     Asheville Symphony.
Asheville, NC                         White Knight
28801                                 Healthcare, Inc. and
                                      LMV Leasing, Inc., a
                                      wholly owned
                                      subsidiary of Xerox
                                      Credit Corporation.
                                      Director of the Funds
                                      within the Fund
                                      Complex

Thomas H.      Director     2001      Chairman of the Board     Director of Gintel Fund, The
Lenagh                                of Inrad Corp. and        Adams Express Corp.,
(80)                                  Independent Financial     Petroleum and Resources
13 Allen's                            Adviser. Director of the  Corporation.
Corner                                Funds within the Fund
Road                                  Complex.
Flemington, NJ
08822




                                                Term                            Directorships
                                                 of                             held by
Name, Address and                  Position(s)  Office Principal Occupation     Director outside of the Fund
Age                                with Fund    Since  during past 5 years      Complex
------------------------------------------------------------------------------------------------------------
CLASS II INDEPENDENT DIRECTOR SERVING UNTIL THE YEAR 2005 ANNUAL MEETING.
Edwin Meese III                    Director     2001   Distinguished Fellow,
(71)                                                   The Heritage
The Heritage                                           Foundation, Washington
Foundation                                             D.C.; Distinguished
214 Massachusetts                                      Visiting Fellow at the
Ave. N.E.                                              Hoover Institution,
Washington, D.C.                                       Stanford University;
20002                                                  Distinguished Senior
                                                       Fellow at the Institute
                                                       of United States Studies,
                                                       University of London; and
                                                       Formerly U.S. Attorney
                                                       General under Former
                                                       President Ronald Reagan;
                                                       Director of the Funds
                                                       within the Fund Complex.

CLASS II NON-INDEPENDENT DIRECTOR SERVING UNTIL THE YEAR 2005 ANNUAL MEETING.

Ralph W. Bradshaw                  Chairman     1999   President and Director   Director of The SmallCap
(52)                               of the              of Cornerstone           Fund, Inc.
One West Pack                      Board,              Advisers, Inc. and of the
Square                             President           Funds within the Fund
Suite 1650                                             Complex; Financial
Asheville, NC 28801                                    Consultant; Vice
                                                       President, Deep
                                                       Discount Advisors, Inc.
                                                       (1993-1999).

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of February 18, 2003. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name                    DollarRange of        Aggregate Dollar Range of Equity
                        EquitySecurities in   Securities in All Funds Overseby
                        the Fund.             Directors in Fund Complex.
Edwin Meese III         $   -                    $        -
Ralph A. Bradshaw       $10,001 - $50,000        $ 50,001 - $100,000
Andrew A. Strauss       $ 1 - $10,000            $ 10,001 - $50,000
Thomas H. Lenagh        $   -                    $        -
Glenn W. Wilcox Sr.     $ 1 - $10,000            $ 10,001 - $50,000
Scott B. Rogers         $   -                    $ -
Gary Bentz              $50,001 - $100,000       Over $100,000

                               EXECUTIVE OFFICERS

In addition to Messrs. Bradshaw and Bentz, the following table lists the other officer of the Fund:

                                  Term of
Name, Address and      Position   Office   Principal Occupation during       Directorships held
Age                    with Fund  Since    past 5 years                      by Officer
-----------------------------------------------------------------------------------------------
Thomas R. Westle       Secretary  2001     Partner of Spitzer & Feldman
(49)                                       P.C., a law firm; Secretary
405 Park Avenue                            of The Funds within the Fund
New York, NY 10022                         Complex.

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year.The following table provides information concerning the compensation paid during the year ended December 31, 2002, to each Director of the Fund. All of the Directors received compensation beginning at the time that they began serving as Directors for each Fund within the Fund Complex. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension, or retirement plans.


                                     Aggregate        Total Compensation From
Name of                  Director   Compensation       Fund and Fund Complex*
Director                  Since      From Fund          Paid to Director
--------------------------------------------------------------------------------
Ralph W. Bradshaw          1999       $ -              $ -
Glenn W. Wilcox, Sr.       2000       $ 9,600          $ 36,700
Andrew A. Strauss          2000       $ 9,400          $35,900
Edwin Meese III            2001       $ 9,400          $ 27,000
Scott B. Rogers            2000       $ 9,400          $ 35,900
Thomas H. Lenagh           2001       $ 8,800          $ 25,300
Gary Bentz                 2002       $ -              $ -

   * Fund the calendar year ended December 31, 2002, refers to the Complex, during Fund, The Cornerstone Strategic Return Fund, Inc., Cornerstone Total Return Fund, Inc. (f/k/a EIS Fund, Inc.) and Cornerstone Strategic Value Fund, Inc. which were all managed by Cornerstone Advisors.

Each Director attended at least seventy-five (75%) percent or more of the six
(6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director. The Fund has a nominating committee which is comprised of all of the independent Directors of the Fund. The Fund does not have a compensation committee.

                                  REQUIRED VOTE

Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. GLENN W. WILCOX, SR., SCOTT B. ROGERS, AND GARY A. BENTZ AS CLASS III DIRECTORS OF THE FUND.

                                 AUDIT COMMITTEE

         The Fund's Audit Committee is currently composed of five independent directors, Messrs. Wilcox, Strauss, Meese, Lenagh, and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened two (2) times during the fiscal year ended December 31, 2002. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the two meetings of the Audit Committee.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001, February 14, 2002, and February 21, 2003, respectively.

         On April 18, 2002, the stockholders approved Tait, Weller & Baker as the Fund's independent accountant for the year ended December 31, 2002.

         The following table sets forth the aggregate fees billed by Tait, Weller & Baker, ("TWB"), the independent accountants for the Fund's most recent fiscal year, and PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent accountant, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

           AUDIT FEES     FINANCIAL INFORMATION SYSTEMS   ALL OTHER FEES DESIGN
  TWB       $ 11,000              $    -                         $ 4,500
  PwC       $     -               $    -                         $ 1,925

AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                         Respectfully submitted,

                                                         Edwin Meese III
                                                         Glenn W. Wilcox, Sr.
                                                         Andrew A. Strauss
                                                         Thomas H. Lenagh
                                                         Scott B. Rogers


    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR


THE INVESTMENT ADVISER

         Cornerstone Advisors, Inc., which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc.

         Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors and is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, who is a Director and the Vice President and Treasurer of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors. The address of Messrs. Bradshaw and Bentz are One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

       Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.

       SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment manager and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment manager and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2002.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

       The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed a beneficial owner of more than five (5%) percent of the total outstanding shares of common stock of the
Fund:

                                             SHARES OF COMMON STOCK          % OF FUND'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED           SHARES BENEFICIALLY OWNED
Deep Discount Advisors, Inc.(1)                        136,449                         11.9 %
One West Pack Square, Suite
777 Asheville, NC  28801

Ron Olin Investment Management Company(1)             549,508                          47.9 %
One West Pack Square, Suite
777 Asheville, NC  28801

Ron Olin(2)                                           480,017                          41.8 %
One West Pack Square, Suite 777
Asheville, NC 28801
-----------------------------------------------

(1) Based solely upon information presented in a Schedule 13G/A, dated February 6, 2003, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. Pursuant to that Schedule 13G/A, each respective entity has both sole voting and dispositive power, as well as shared voting and dispositive power, over the shares beneficially owned. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's Shares.

(2) Based solely upon information presented in Schedule 13D/A, dated January 6, 2003.

         Additionally, on February 18, 2003, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 1,120,324 shares of the Fund, equal to approximately 97.2 % of the outstanding shares of the Fund. All directors and executive officers of PGF as of the date of this proxy owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

         The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and Investment Company Act, to which reference is hereby made.

         The Funds are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements, and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interests of the Fund.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2004, must be received by the Fund addressed to Progressive Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 no earlier than one hundred twenty (120) calendar days and no later than ninety (90) days prior to the anniversary of the date of the Notice of the preceding year's Annual Meeting of Stockholders.

         In addition, if you wish to have your proposal considered for inclusion in the Fund's 2004 Proxy Statement, we must receive it on or before November 4, 2003.

                          PROGRESSIVE RETURN FUND, INC.

                          Thomas R. Westle
                          Secretary

Dated: March 3, 2003


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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                               FORM OF PROXY CARD

                          PROGRESSIVE RETURN FUND, INC.

         The undersigned stockholder of Progressive Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew A. Strauss, and Glenn W. Wilcox Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Friday, April 11, 2003 at 11:00 a.m., New York time, at the fifth floor conference room at One West Pack Square, Asheville, North Carolina 28801, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of three Class III Directors; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. If no such specification is made, the proxy holders will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders.


 THIS PROXY IS SOLICITED ON BEHALF OF PROGRESSIVE RETURN FUND, INC.'S BOARD OF
         DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                 April 11, 2003

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:      [X]


1.    To elect three (3) Class III Directors:        FOR         WITHHELD

         Glenn W. Wilcox, Sr.                        [  ]         [  ]
         Scott B. Rogers                             [  ]         [  ]
         Gary A. Bentz                               [  ]         [  ]



     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES CONTAINED HEREIN, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)                    DATE
            -------------------     ---------------------

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.



                                       A-2



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